                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  July 11, 2006

MERRILL LYNCH MORTGAGE INVESTORS, INC. (as Depositor under the Pooling and Servicing Agreement, dated as of June 1, 2006, providing for the issuance of Specialty Underwriting & Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2006-BC3)

       Specialty Underwriting & Residential Finance Trust, Series 2006-BC3
       -------------------------------------------------------------------
                                (Issuing Entity)

                     Merrill Lynch Mortgage Investors, Inc.
              -----------------------------------------------------
              (Exact Name of Depositor as Specified in its Charter)

                      Merrill Lynch Mortgage Lending, Inc.
               ---------------------------------------------------
               (Exact Name of Sponsor as Specified in its Charter)

                     Merrill Lynch Mortgage Investors, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                 333-127233                 13-3416059
          --------                 ----------                 ----------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
      Of Incorporation)           File Number)            Identification No.)

    250 Vesey Street
4 World Financial Center
      28th Floor

    New York, NY                                                 10080
    ------------                                               ----------
(Address of Principal                                          (Zip Code)
  Executive Offices)

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

      The Registrant registered issuances of Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-127233 (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $818,550,100 in aggregate principal amount Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class R Certificates of its Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates, Series 2006-BC3 on June 27, 2006.

      This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated March 31, 2006, as supplemented by the Prospectus Supplement, dated June 22, 2006 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

      The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of June 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Wilshire Credit Corporation, as servicer (the "Servicer"), and U.S. Bank National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 , Class C, Class P and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed and adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $850,005,701 as of June 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 9.01. Financial Statements and Exhibits

           (a)    Not applicable.

           (b)    Not applicable.

           (c)    Not applicable.

           (d)    Exhibits:

                  4.1 Pooling and Servicing Agreement, dated as of June 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Wilshire Credit Corporation, as Servicer, and U.S. Bank National Association, as Trustee.

                  99.1 Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2006, between Merrill Lynch Mortgage Capital Inc., as Seller, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                      By: /s/ Matthew Whalen
                                          ----------------------------------
                                      Name:  Matthew Whalen
                                      Title: President

Date:  July 12, 2006

                                INDEX TO EXHIBITS

Exhibit No.                                                   Description
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4.1              Pooling and Servicing Agreement, dated as of June 1, 2006, among Merrill Lynch Mortgage Investors,
                 Inc., as Depositor, Wilshire Credit Corporation, as Servicer, and U.S. Bank National Association, as
                 Trustee.

99.1             Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2006, between Merrill Lynch
                 Mortgage Capital Inc., as Seller, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.